UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2005

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

9719 Estate Thomas Havensight

St. Thomas, U.S. Virgin Islands 00802

(Address of principal executive offices and zip code)

(340) 777-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 2, 2005, Atlantic Tele-Network, Inc. (the “Company”) appointed Michael T. Prior, age 41, currently the Company’s Chief Financial Officer, as President and Chief Executive Officer, effective January 1, 2006. The Board also announced that Cornelius B. Prior, Jr., Chairman and Chief Executive Officer, will step down as Chief Executive Officer effective January 1, 2006 but continue as Chairman of the Board. He has served as Chief Executive Officer of the Company since January 1, 1998 and previously as Co-Chief Executive Officer from the time he co-founded the Company in 1987. The Company said it expects to appoint a new Chief Financial Officer early in the new year.

Michael T. Prior joined the Company in 2003 as Chief Financial Officer and Treasurer. Mr. Prior came to ATN from Q Advisors LLC, a Denver-based investment banking and financial advisory firm focused on the telecommunications sector. Before that, he headed corporate development for LighTrade, Inc., a telecommunications infrastructure provider and was a member of ComSpace Development LLC, a seed investment concern in the communications industry. Mr. Prior was a corporate lawyer with Perkins Coie LLP in Seattle and also spent a number of years in the London and New York offices of Cleary Gottlieb Steen & Hamilton. Mr. Prior received a J.D. summa cum laude from Brooklyn Law School and received a B.A. from Vassar College.

Like the other officers of the Company, Mr. Prior is an “at will” employee and did not enter into an employment agreement with the Company. Michael T. Prior is the son of Cornelius B. Prior, Jr.

The full text of the press release issued in connection with the announcement of the appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Organization or Bylaws; Change in Fiscal Year

The Board of Directors of the Company approved an amendment to the Company’s By-Laws, effective January 1, 2006, to provide that the President of the Company, rather than the Chairman of the Board, shall be the Chief Executive Officer of the Company. Prior to the amendment, the By-Laws provided that the Chairman of the Board shall be the Chief Executive Officer. This amendment was adopted to align the By-Laws with the appointment by the Board of Directors of Michael T. Prior as President and Chief Executive Officer, effective January 1, 2006.

Item 8.01	Other Events

On December 2, 2005, the Board of Directors of the Company declared a dividend, payable on January 10, 2006, to shareholders of record at December 30, 2005. The full text of the press release issued in connection with the announcement of the dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

3.1	Amendment to the By-Laws of the Company

99.1	Press release of the Company dated December 5, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

By:	/s/ MICHAEL T. PRIOR
Chief Financial Officer

December 8, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Amendment to the By-Laws of the Company

99.1	Press release of the Company dated December 5, 2005